Exhibit 10.6

SILVERGATE CAPITAL CORPORATION

COMPENSATORY STOCK OPTION AWARD AGREEMENT

PURSUANT TO THE 2018 EQUITY COMPENSATION PLAN

This option is granted on _______________, (the “Grant Date”) by Silvergate Capital Corporation (the “Company”) to ________________, (the “Optionee”), in accordance with the following terms and conditions:

1.            Option Grant and Exercise Period. The Company hereby grants to Optionee an Option to purchase (the “Option”), pursuant to the Company’s 2010 Equity Compensation Plan (the “Plan”), and upon the terms and conditions therein and hereinafter set forth, ___________ shares (the “Option Shares”) of Class A Common Stock, par value $.01 per share (“Common Stock”), of the Company at the price (the “Exercise Price”) of $_______ per share. The Option granted hereby is not an “incentive stock option” as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

This Option shall be exercisable during the period (the “Exercise Period”) commencing on the Grant Date and ending at 5:00 p.m., La Jolla, California, time, on the earlier of: (a) ten years after the Grant Date, and (b) (i) 60 days after the date the Optionee ceases to be an employee of the Company or any of its subsidiaries (“Termination Date”), or (ii) six months after the Termination Date if an Optionee is terminated due to death or Disability (as defined in the Plan). This Option shall vest and become exercisable according to the following schedule:

Vesting Based on Years of Continuous Service After Grant Date of Option	Amount of Shares of Common Stock Subject to Option Which May be Exercised
Immediate	25%
12 months after Grant Date	25%
24 months after Grant Date	25%
36 months after Grant Date	25%

The right to exercise the Option pursuant to the above schedule is cumulative.

2.            Method of Exercise of This Option. This Option may be exercised during the Exercise Period by delivering written notice to the Company (in the form attached to this Agreement) specifying the number of Option Shares to be purchased). Such notice must be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased, plus the amount of any additional U.S. federal and state income or other taxes, or any taxes by any non-U.S. jurisdiction, required to be withheld by the Company or any of its affiliates in connection with an Option exercise. Payment shall be by personal or certified check payable to the order of the Company or, if permitted by the Compensation Committee of the Company’s Board of Directors (the “Committee”), on a cashless exercise basis that may include tender of shares of Common Stock with a fair market value equivalent to the amount of the purchase price, withholding some of the shares of Common Stock which are being purchased upon exercise of this Option, withholding compensation payable to Optionee, or by any combination of the foregoing.

3.            Non-Transferability of This Option. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, except, in the event of the death of the Optionee, by will or the laws of descent and distribution, or pursuant to a court approved domestic relations order. Except as provided herein, or on such other terms as the Committee may determine in its sole discretion, this Option is exercisable during the Optionee’s lifetime only by the Optionee.

4.            Restrictions on Stock Transferability. The Option Shares may be subject to further restrictions upon transfer, including, restrictions under applicable federal and state securities laws.

5.            Additional Exercise Considerations. A successor to an Optionee’s rights by virtue of a court approved domestic relations order shall be subject to the Exercise Period limitations herein.

6.            Adjustments for Changes In Capitalization Of The Company. In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated

exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive.

7.            Stockholder Rights Not Granted by This Option. The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Company or to notice of meetings of stockholders or to notice of any other proceedings of the Company.

8.            Notices. All notices hereunder to the Company shall be delivered or mailed to it addressed to the Secretary of the Company at its then current headquarters office (presently 4275 Executive Square, Suite 800, La Jolla, CA 92037). Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee’s address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Company or to the Optionee, as the case may be.

9.            Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations of the Committee shall be binding and conclusive upon the Optionee or his legal representatives with regard to any question arising hereunder or under the Plan.

10.            Optionee Service. Nothing in this Option shall limit the right of the Company or any of its affiliates to terminate the Optionee’s service as an officer or employee, or otherwise impose upon the Company or any of its affiliates any obligation to employ or accept the services of the Optionee.

11.            Optionee Acceptance. The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Company at its current headquarters address.

IN WITNESS WHEREOF, the parties hereto have caused this COMPENSATORY STOCK OPTION AWARD AGREEMENT to be executed as of the date first above written.

SILVERGATE CAPITAL CORPORATION

By:
Dennis S. Frank Chairman of the Board
(Corporate Seal)

ACCEPTED BY OPTIONEE:

[NAME]
[ADDRESS]
[CITY, STATE, ZIP]

SILVERGATE CAPITAL CORPORATION

NOTICE OF EXERCISE OF COMPENSATORY STOCK OPTION

PURSUANT TO THE 2010 EQUITY COMPENSATION PLAN

Date

ATTN:	Secretary

Silvergate Capital Corporation

4275 Executive Square, Suite 800

La Jolla, California 92037

Dear Sir or Madam:

The undersigned elects to exercise his Compensatory Stock Option to purchase                                               shares, par value $.01 per share, of Class A common stock of Silvergate Capital Corporation (the “Common Stock”).

In submitting this Notice of Exercise I acknowledge that I have read and been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to me regarding the Company. I hereby also represent and warrant to the Company that:

(a) I am acquiring the Common Stock for my own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933 (the “Securities Act”) or any applicable state securities laws, and the Common Stock shall not be disposed of in contravention of the Securities Act or any applicable state securities laws; and

(b) I am able to bear the economic risks of my investment in the Common Stock for an indefinite period of time and am aware that transfer of the Common Stock may not be possible because the Common Stock has not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available.

Delivered herewith is a personal or certified check, or Common Stock, or a combination thereof, in the total amount of $                      in full payment of the option price. If Common Stock is enclosed in full or partial consideration of the purchase price, I am also attaching a notification from the Board of Directors or the Plan Committee advising: (i) that such means of payment has been authorized and (ii) as to the fair market value of the shares proposed to be tendered by me as required by the provisions of the Plan.

The name to be on the stock certificate to be issued and the address and Social Security number of such person or persons are as follows:

Name:

Address:

Social Security Number:

Very truly yours,
(Signature of Person Exercising the Option)